Offerings - Offering: 1	Dec. 09, 2025 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	Senior Unsecured Notes
Amount Registered | shares	13,240,000
Maximum Aggregate Offering Price	$ 13,240,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 1,828.44
Offering Note	The prospectus supplement to which this exhibit is attached is a final prospectus for the related offering. The maximum amount of that offering is $13,240,000.